EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR
2/12/2024	3130AVBC5	2/14/2024	3/12/2027	3/12/2024	Non-Callable		Fixed Constant		4.500	1,000,000
2/12/2024	3130AYVG8	2/26/2024	2/26/2044	8/26/2024	Optional Principal Redemption	American	Fixed Constant	8/26/2024	6.000	1,000,000
2/12/2024	3130AYXY7	2/16/2024	8/15/2024	5/15/2024	Non-Callable		Variable Single Index Floater			500,000,000
2/12/2024	3130AYXZ4	2/16/2024	8/16/2024	5/16/2024	Non-Callable		Variable Single Index Floater			500,000,000
2/12/2024	3130AYY26	2/14/2024	9/10/2024	3/10/2024	Non-Callable		Variable Single Index Floater			500,000,000
2/12/2024	3130AYY26	2/14/2024	9/10/2024	3/10/2024	Non-Callable		Variable Single Index Floater			500,000,000
2/12/2024	3130AYY34	2/14/2024	1/14/2025	7/14/2024	Non-Callable		Fixed Constant		4.900	15,000,000
2/12/2024	3130AYY42	2/14/2024	11/14/2024	5/14/2024	Non-Callable		Variable Single Index Floater			185,000,000
2/12/2024	3130AYYB6	2/16/2024	8/19/2024	4/19/2024	Optional Principal Redemption	European	Variable Single Index Floater	7/19/2024		100,000,000
2/13/2024	3130AYYD2	2/15/2024	5/16/2024	5/16/2024	Non-Callable		Variable Single Index Floater			500,000,000
2/13/2024	3130AYYG5	2/15/2024	2/13/2026	8/13/2024	Optional Principal Redemption	European	Fixed Constant	11/13/2024	5.125	15,000,000
2/13/2024	3130AYYH3	2/15/2024	2/15/2034	8/15/2024	Optional Principal Redemption	Bermudan	Fixed Constant	5/15/2024	6.000	15,000,000
2/13/2024	3130AYYH3	2/15/2024	2/15/2034	8/15/2024	Optional Principal Redemption	Bermudan	Fixed Constant	5/15/2024	6.000	15,000,000
2/13/2024	3130AYYM2	2/15/2024	8/15/2024	5/15/2024	Non-Callable		Variable Single Index Floater			250,000,000
2/13/2024	3130AYYN0	2/16/2024	9/16/2024	3/16/2024	Non-Callable		Variable Single Index Floater			250,000,000
2/13/2024	3130AYYR1	2/16/2024	2/14/2025	8/14/2024	Optional Principal Redemption	European	Fixed Constant	11/14/2024	5.110	25,000,000
2/13/2024	3130AYYW0	2/14/2024	2/14/2025	8/14/2024	Optional Principal Redemption	Bermudan	Fixed Constant	5/14/2024	5.300	15,000,000
2/13/2024	3130AYYX8	2/15/2024	2/15/2029	8/15/2024	Optional Principal Redemption	Bermudan	Fixed Constant	5/15/2024	5.750	10,000,000
2/13/2024	3130AYYX8	2/15/2024	2/15/2029	8/15/2024	Optional Principal Redemption	Bermudan	Fixed Constant	5/15/2024	5.750	15,000,000

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

2/13/2024	3130AYZ25	2/15/2024	11/14/2024	5/14/2024	Non-Callable		Variable Single Index Floater			250,000,000
2/13/2024	3130AYZ58	2/27/2024	6/27/2024	3/27/2024	Non-Callable		Variable Single Index Floater			250,000,000
2/13/2024	3130AYZ66	2/15/2024	1/15/2025	8/15/2024	Non-Callable		Fixed Constant		5.010	13,000,000
2/13/2024	3130AYZB5	2/15/2024	2/13/2026	8/13/2024	Optional Principal Redemption	European	Fixed Constant	11/13/2024	5.125	10,000,000
2/13/2024	3130AYZB5	2/15/2024	2/13/2026	8/13/2024	Optional Principal Redemption	European	Fixed Constant	11/13/2024	5.125	15,000,000
2/13/2024	3130AYZF6	2/15/2024	5/5/2025	5/5/2024	Non-Callable		Fixed Constant		4.870	5,000,000
2/13/2024	3130AYZF6	2/15/2024	5/5/2025	5/5/2024	Non-Callable		Fixed Constant		4.870	5,000,000
2/13/2024	3130AYZN9	2/16/2024	2/16/2039	8/16/2024	Optional Principal Redemption	Bermudan	Fixed Constant	5/16/2024	6.150	25,000,000

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
• American-redeemable continuously on and after the first redemption date and until maturity.
• Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
• European-redeemable on a particular date only.
• Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
• Multi-European-redeemable on particular dates only.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Date:

Prepared by:

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